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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                      Date of Report:  September 14, 1998

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Exact Name of Registrant                   Commission     I.R.S. Employer
as Specified in Its Charter                File Number   Identification No.
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Hawaiian Electric Industries, Inc.           1-8503           99-0208097


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                               State of Hawaii
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                 (State or other jurisdiction of incorporation)



                    900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:   (808) 543-5662



                                     None
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

A.  On September 15, 1998, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. ANNOUNCES PLAN TO EXIT RESIDENTIAL REAL ESTATE BUSINESS

HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today announced that it plans to discontinue the operations of its residential real estate group. The Company expects to record in the third quarter an after-tax loss from the discontinued operations of $23.5 million, or $0.73 per share.

"When Hawaii's residential real estate market slowed several years ago, our real estate company shifted its focus to increase cash flow and reduce invested capital by building out and selling existing projects. No new projects have been started since 1995," said Robert F. Clarke, HEI chairman, president and chief executive officer. "We've now reached a point where it appears that a recovery in the real estate market may be several years off. Under these circumstances we believe it is in the best interests of our shareholders to write-down our remaining real estate assets, discontinue our operations and redeploy our cash to our other lines of business."

Malama, through its subsidiaries and various partnerships, currently has five residential projects on the islands of Oahu, Maui, and Hawaii. Malama's subsidiaries will wind-up its operations and plans for an orderly disposition of its assets. Since the real estate group was formed in 1985, it has developed over 1,000 homes and lots for Hawaii's people.

Hawaiian Electric Industries is a diversified holding company that delivers essential services to the people of Hawaii. Its core businesses are electric utilities and a savings bank. Other subsidiaries are involved in maritime freight transportation, passive investments and the pursuit of independent power and integrated energy services projects in Asia and the Pacific.

B. On September 14, 1998, the Hawaiian Electric Industries, Inc. (HEI) Board of Directors appointed HEI President and Chief Executive Officer Robert F. Clarke as Chairman of the Board.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                                            (Registrant)


                                   /s/ Robert F. Mougeot
                                 -----------------------
                                 Robert F. Mougeot
                                 Financial Vice President and
                                   Chief Financial Officer of HEI
                                 (Principal Financial Officer of HEI)

                                 Date:  September 15, 1998

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